                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                  CONRAIL INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------
     (4)  Date Filed:

          ---------------------------------------------------------------

LOGO

                                                               December 24, 1996
Dear Shareholders:

     Please be advised that the special meeting of shareholders, previously scheduled for December 23, 1996, in connection with the proposed Conrail/CSX transactions has been rescheduled for Friday, January 17, 1997, at 12:00 p.m., Eastern Standard Time, at The Main Auditorium at The Academy of Music, Broad and Locust Streets, Philadelphia, Pennsylvania, to permit shareholders to consider the amended terms of the Conrail/CSX merger.

     The original terms of the merger-of-equals between Conrail and CSX provided value to Conrail shareholders at the high-end of what has been paid in other railroad business combinations. The modifications agreed to between Conrail and CSX since then (including those agreed to last week) have increased the value to be received by Conrail shareholders by more that $1.5 billion. In addition, Conrail and CSX have agreed to cause 100% of such value to be provided to shareholders as soon as practicable following shareholder approval early in 1997, without waiting for approval by the Surface Transportation Board. We believe that the Conrail/CSX transactions provide extraordinary value to Conrail shareholders -- value that would not have been available without the actions of the Conrail Board of Directors.

     Under the amended terms of the merger, each share of Conrail common stock and ESOP preferred stock will be exchanged for (i) 1.85619 shares of CSX common stock and (ii) $16 of CSX convertible preferred stock, the terms of which will be set prior to the merger such that the securities would, in the opinion of both Conrail's and CSX's financial advisors, trade at par on a fully distributed basis.

     The amended merger agreement also extends from July 13, 1997 to December 31, 1998 the period of time prior to which Conrail and CSX have agreed not to discuss, approve, recommend or agree to any takeover proposal with a third party, or withdraw or modify, or publicly propose to withdraw or modify, their respective approvals or recommendations of the Conrail/CSX transactions.

     CSX, through a subsidiary, has also commenced the second tender offer to purchase up to an additional 18,344,845 of the outstanding Conrail shares. The second tender offer is conditioned on the Conrail shareholders voting to opt out of a Pennsylvania statute at the special meeting. Conrail is soliciting proxies of Conrail shareholders in favor of opting out of such Pennsylvania statute pursuant to a proxy statement dated November 25, 1996 and pursuant to the enclosed Supplement dated December 24, 1996. The enclosed Supplement contains important information which you should read carefully.

     YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION TO OPT OUT OF THE PENNSYLVANIA STATUTE.

     AS DESCRIBED IN THE ENCLOSED PROXY STATEMENT, YOUR BOARD OF DIRECTORS HAS ALSO UNANIMOUSLY REJECTED THE REVISED NORFOLK TENDER OFFER AND RECOMMENDS THAT CONRAIL SHAREHOLDERS REJECT THE REVISED NORFOLK TENDER OFFER.

     As soon as possible, please complete the enclosed WHITE proxy and return it in the enclosed postage paid return envelope, to ensure that your shares will be voted at the meeting. Voting your shares by proxy does not prevent you from voting your shares in person should you decide to attend the special meeting.

     YOU MUST BRING THE ENCLOSED BLUE ADMISSION TICKET TO BE ADMITTED TO THE SPECIAL MEETING.

     If you have any questions regarding the special meeting or need assistance in voting your Shares or in obtaining a BLUE admission ticket for the special meeting, please call:

                             D.F. KING & CO., INC.
                           1-800-549-6746 (TOLL FREE)

                                        Sincerely,
                              LOGO
                                        /s/ David M. LeVan
                                        David M. LeVan
                                        Chairman, President and
                                        Chief Executive Officer

                                  CONRAIL INC.
                               2001 MARKET STREET
                              TWO COMMERCE SQUARE
                     PHILADELPHIA, PENNSYLVANIA 19101-1417
                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                   RESCHEDULED TO BE HELD ON JANUARY 17, 1997
                            ------------------------

To Our Shareholders:

     Notice is hereby given that a Special Meeting (the "Special Meeting") of Shareholders of Conrail Inc. ("Conrail"), previously scheduled for December 23, 1996, has been rescheduled to be held at The Main Auditorium at The Academy of Music, Broad and Locust Streets, Philadelphia, Pennsylvania, on Friday, January 17, 1997, at 12:00 p.m., Eastern Standard Time, for the following purposes:

     1. To approve an amendment to Conrail's Articles of Incorporation which would cause the provisions of Subchapter E of Chapter 25 of the Pennsylvania Business Corporation Law of 1988, as amended, to no longer be applicable to Conrail; and

     2. To adjourn the Special Meeting, if necessary, to permit further solicitation of proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve the foregoing proposal.

     Only those shareholders of record as of the close of business of December 5, 1996, which continues to be the record date for the Special Meeting, will be entitled to vote at the Special Meeting. A majority of the outstanding shares of Conrail Common Stock and Series A ESOP Convertible Junior Preferred Stock entitled to vote, considered as a single class, is required for a quorum. For purposes of any meeting of shareholders that has been previously adjourned for one or more periods aggregating at least fifteen days because of an absence of a quorum, the shareholders entitled to vote who attend such an adjourned meeting, although less than a quorum, shall nevertheless constitute a quorum for the purposes of acting on any matter set forth in this Notice.

December 24, 1996                         By Order of the Board of Directors

                                          /s/  James D. McGeehan

                                          James D. McGeehan
                                          Corporate Secretary

                                IMPORTANT NOTICE

     TO ASSURE YOUR REPRESENTATION AT THE SPECIAL MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THE ACCOMPANYING WHITE PROXY IN THE RETURN ENVELOPE WHICH HAS BEEN PROVIDED. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. ANY PERSON GIVING A PROXY AS PROVIDED HEREIN HAS THE POWER TO REVOKE IT PRIOR TO ITS EXERCISE, AND SHAREHOLDERS WHO ARE PRESENT AT THE MEETING MAY THEN REVOKE SUCH PROXY AND VOTE IN PERSON.

     YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU DO NOT SEND IN OR COMPLETE THE GOLD PROXY FROM NORFOLK SOUTHERN CORPORATION. IF YOU HAVE ALREADY DONE SO, YOU MAY REVOKE THE GOLD PROXY BY COMPLETING AND RETURNING THE WHITE PROXY IN THE ENCLOSED POSTAGE PAID RETURN ENVELOPE. ONLY YOUR LATEST DATED PROPERLY EXECUTED PROXY WILL BE COUNTED. THOSE SHAREHOLDERS WHO HAVE TENDERED THEIR SHARES TO NORFOLK CAN STILL VOTE THOSE SHARES BY COMPLETING AND RETURNING THE WHITE PROXY.

     YOU MUST BRING THE ENCLOSED BLUE ADMISSION TICKET TO BE ADMITTED TO THE SPECIAL MEETING.

                                  CONRAIL INC.
                               2001 MARKET STREET
                              TWO COMMERCE SQUARE
                     PHILADELPHIA, PENNSYLVANIA 19101-1417
                            ------------------------

                         SUPPLEMENT TO PROXY STATEMENT
                      FOR SPECIAL MEETING OF SHAREHOLDERS
                           RESCHEDULED TO BE HELD AT
                     12:00 P.M. ON FRIDAY, JANUARY 17, 1997
                            ------------------------

     This Supplement (this "Supplement") to the Proxy Statement dated November 25, 1996 (the "Original Proxy Statement" and, as so supplemented, the "Proxy Statement") is furnished in connection with the solicitation by the Board of Directors (the "Board") of Conrail Inc., a Pennsylvania corporation ("Conrail"), of proxies for use at a Special Meeting (the "Special Meeting") of shareholders which has been rescheduled to be held at The Main Auditorium at The Academy of Music, Broad and Locust Streets, Philadelphia, Pennsylvania, on Friday, January 17, 1997, at 12:00 p.m., Eastern Standard Time, and at any adjournments thereof. This Supplement is being furnished in connection with the solicitation of proxies for the purposes described herein and in the Original Proxy Statement.

     This Supplement modifies and supersedes certain information included in the Original Proxy Statement previously distributed to Conrail shareholders and should be read in conjunction with the Original Proxy Statement. Capitalized terms used but not defined in this Supplement have the meanings assigned thereto in the Original Proxy Statement.

     If you have any questions regarding the Special Meeting or the Proxy Statement (including this Supplement), require an additional copy of the Original Proxy Statement or the WHITE proxy or GREEN trustee instruction card or need assistance in voting your Shares or in obtaining a BLUE admission ticket for the Special Meeting, please call:

                             D.F. KING & CO., INC.
                           1-800-549-6746 (TOLL FREE)
                            ------------------------

   This Supplement is first being mailed to Conrail shareholders on or about
                               December 24, 1996.

                                  INTRODUCTION

     This Supplement is being provided in connection with the recent amendment to the terms of the Merger Agreement among Conrail, CSX and Green Acquisition Corp., a subsidiary of CSX ("Purchaser"), as referred to below. This Supplement amends and supplements, and should be reviewed carefully in conjunction with, the Original Proxy Statement.

                              RECENT DEVELOPMENTS

     AMENDED TERMS OF CSX TRANSACTIONS. On December 18, 1996, Conrail, CSX and Purchaser entered into a Second Amendment to the Merger Agreement dated as of December 18, 1996 (the "Second Amendment"). The Second Amendment provides, among other things, for an increase in the value of the securities to be received in the Merger and that the Merger will occur, prior to approval thereof by the Surface Transportation Board ("STB approval"), as soon as practicable following approval by the shareholders of Conrail and CSX of the matters related to the Merger. Under the Second Amendment, in the Merger (assuming that the Second CSX Tender Offer referred to below is fully subscribed and consummated in accordance with its terms), each Share will be converted into the right to receive (a)
1.85619 shares of Common Stock, par value $1.00 per share ("CSX Common Stock"), of CSX and (b) $16 in convertible preferred stock of CSX, the terms of which will be set prior to the Merger such that such securities would, in the opinion of certain financial advisors at such time, trade at par on a fully distributed basis (the "CSX Preferred Stock" and, together with the CSX Common Stock, the "CSX Merger Securities").

     Under the Second Amendment, the Merger (which has now been structured for tax reasons as two mergers with subsidiaries of CSX, with the second occurring one day following the first (collectively referred to as the "Merger")) is no longer conditioned on receipt of STB approval. Upon consummation of the Merger, 100% of the Shares will be held in the Voting Trust until STB approval is received. As a result, Conrail shareholders will receive the Merger Consideration whether or not STB approval is granted.

     Following consummation of the Merger and until receipt of STB approval, Conrail will continue to be operated by Conrail's existing management and Board of Directors and will continue to be subject to the covenants relating to the operation of its business contained in the Merger Agreement. During such period, CSX has agreed to operate its railroad operations in the ordinary course of business consistent with past practice, not to enter any new lines of business in any material way, not to take any action that could reasonably be expected to impair, or materially delay, STB approval and not to engage in any discussions or negotiations or enter into any agreements with any third party regarding concessions with respect to the STB approval process except jointly with Conrail as described in the Offer to Purchase under "MERGER AGREEMENT; OTHER AGREEMENTS -- Merger Agreement -- Third Party Discussions".

     The Second Amendment also extends to December 31, 1998 the period (the "Exclusivity Period") during which each party has agreed that it will not discuss, approve, recommend or agree to any takeover proposal with a third party, or withdraw or modify, or publicly propose to withdraw or modify, its approval or recommendation of the transactions contemplated by the Merger Agreement. As described in the Original Proxy Statement, certain conditions to the Norfolk Offer (as defined below) (including redemption of the Rights and approval of the Norfolk Offer under Subchapter F of Chapter 25 of the PBCL) can only be satisfied if the Conrail Board takes actions which under the Merger Agreement it has agreed not to do during the Exclusivity Period.

     On December 6, 1996, CSX and Purchaser commenced the Second CSX Tender Offer for up to an aggregate of 18,344,845 Shares for $110 per Share, without interest, which, if fully subscribed and consummated in accordance with its terms, would result in CSX and Purchaser owning an aggregate of approximately 40% of the Shares on a fully diluted basis (after giving effect to the 17,860,124 Shares purchased by Purchaser pursuant to the CSX Tender Offer which closed on November 21, 1996 (the "First CSX Tender Offer" and, together with the Second CSX Tender Offer, the "CSX Tender Offers"). If the Second CSX Tender Offer is not fully subscribed and consummated, then the Merger would have a cash election component such that shareholders, upon consummation of the Merger, would have received (including pursuant to the CSX Tender Offers) $110 in cash per Share for an aggregate of 40% of the Shares on a fully diluted basis, and CSX Merger Securities for each of the remaining 60% of the fully diluted Shares.

     The Second CSX Tender Offer is conditioned on, among other things, approval of the Proposal at the Special Meeting.

     The terms and conditions of the Second CSX Tender Offer and a summary of the terms of the Merger Agreement, as amended by the Second Amendment, are set forth in an Offer to Purchase dated December 6, 1996, together with a Supplement to the Offer to Purchase dated December 19, 1996 (as amended or supplemented, the "CSX Offer to Purchase"), which was filed by CSX as an exhibit to a Tender Offer Statement on Schedule 14D-1 dated December 6, 1996 (as amended, the "CSX
Schedule 14D-1"), filed with the SEC and which has been mailed to Conrail shareholders. The terms and conditions of the Norfolk Offer are set forth in an Offer to Purchase dated October 24, 1996 (as amended or supplemented, the "Norfolk Offer to Purchase"), which was filed by Norfolk as an exhibit to a Tender Offer Statement on Schedule 14D-1 dated October 24, 1996 (as amended, the "Norfolk Schedule 14D-1"). Conrail has filed a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to each of the Second CSX Tender Offer and the Norfolk Offer (as amended or supplemented, the "Schedule 14D-9s"), which state the Conrail Board's recommendation with respect to each offer as set forth below under "Board Approval of Second Amendment and Recommendations". You should consider all this information carefully. If you would like to receive additional copies of any of this material, please call D.F. King at the numbers listed on the first or last pages of this Supplement.

     On December 23, 1996, the closing prices of Conrail Common Stock and CSX Common Stock on the New York Stock Exchange Composite Tape were $99 7/8 and $43 1/4, respectively.

     BOARD APPROVAL OF SECOND AMENDMENT AND RECOMMENDATIONS. On December 18, 1996, the Second Amendment was approved by the Conrail Board and by the disinterested members of the Conrail Board, with one abstention. Mr. David B. Lewis advised the Conrail Board that, while he continues to support fully the Second CSX Tender Offer and the Merger and to recommend that shareholders vote in favor of the Proposal, he wished to abstain from the vote on December 18, 1996, approving the Second Amendment in light of the provision in the Second Amendment extending the Exclusivity Period to December 31, 1998.

     THE CONRAIL BOARD CONTINUES TO UNANIMOUSLY RECOMMEND A VOTE FOR THE
PROPOSAL.

     On December 20, 1996, Conrail issued a press release stating that the Conrail Board had rejected Norfolk's amended offer (as amended, the "Norfolk Offer") for all outstanding Shares for $115 per Share, without interest.

     The Conrail Board has also reaffirmed its determination that the transactions contemplated by the Merger Agreement (including the Second CSX Tender Offer and the Merger) (the "CSX Transactions") are in the best interests of Conrail and that a sale of Conrail to Norfolk would not be in the best interests of Conrail. The Conrail Board made such determination taking into account all the Conrail constituencies affected by the proposed transactions, the short-term and long-term interests of Conrail, the resources, intent and conduct (past, stated and potential) of any person seeking to acquire control of Conrail, and all other pertinent factors. ACCORDINGLY, THE CONRAIL BOARD HAS UNANIMOUSLY RECOMMENDED IN THE SCHEDULE 14D-9s THAT SHAREHOLDERS OF CONRAIL WHO DESIRE TO RECEIVE CASH FOR A PORTION OF THEIR SHARES TENDER THEIR SHARES PURSUANT TO THE SECOND CSX TENDER OFFER AND THAT SHAREHOLDERS NOT TENDER ANY OF THEIR SHARES PURSUANT TO THE NORFOLK OFFER.

     Under the terms of the CSX Transactions, the aggregate value of the consideration to be received by the Conrail shareholders has been increased by over $1.5 billion from the value contemplated by the original terms of the CSX Transactions, which was already at the high-end of what has been paid in other railroad business combinations. In addition, by voting for the Proposal, shareholders of Conrail who wish to receive cash for a portion of their Shares will be able to have such Shares purchased by CSX pursuant to the Second CSX Tender Offer (which will expire on January 22, 1997) and will facilitate the consummation of the Merger and receipt of the CSX Merger Securities (which is expected to occur early in 1997, if the Proposal is approved). If shareholders vote FOR the Proposal, the CSX Transactions thus permit shareholders to receive the aggregate consideration for all outstanding Shares significantly earlier than under the original terms of the CSX Transactions or under the Norfolk Offer.

     THE CONRAIL BOARD URGES SHAREHOLDERS TO VOTE FOR THE PROPOSAL.

     NORFOLK AND SHAREHOLDER LITIGATIONS. On December 13 and December 20, 1996, Norfolk moved for leave to amend its complaint against Conrail, certain of its directors and CSX to add, among other things, claims that (a) the extension of the Exclusivity Period provided for in the Second Amendment violated the fiduciary duties of the Conrail Board and (b) CSX has, in effect, acquired more than 20% of the Shares (within the meaning of the Pennsylvania Statute) by virtue of the allegation that Shares owned by CSX should be aggregated with Shares that could be voted by directors, senior executives and other officers of Conrail and, accordingly, that CSX and Conrail's directors, senior executives and officers are obligated to pay "fair value" in cash, to be determined pursuant to the Pennsylvania Statute, to all shareholders of Conrail other than CSX and its subsidiaries. A hearing on Norfolk's request for a preliminary injunction based on these claims has been scheduled for January 9, 1997.

     In the shareholder class action litigation against the defendants referred to above, the plaintiffs amended their complaint on December 9, 1996 to include, among other things, a claim similar to that described in clause (b) of the preceding paragraph.

     POSTPONEMENT, ADJOURNMENT OR CALLING A NEW SPECIAL MEETING. The Merger Agreement provides that Conrail may not convene, adjourn or postpone the Special Meeting without the consent of CSX, which consent may not be unreasonably withheld. Notwithstanding this provision, pursuant to a December 17, 1996 order by the United States District Court for the Eastern District of Pennsylvania, Conrail will not postpone or adjourn the Special Meeting by reason of Conrail and its nominees not having received sufficient proxies to assure approval of the Proposal. If the Proposal is not approved at the Special Meeting, Conrail intends, and at the request of CSX is required, to call one or more new special meetings to seek approval of the Proposal as promptly as practicable thereafter, as contemplated by the Merger Agreement. A new record date would be set for any such other special meeting in accordance with the requirements of Pennsylvania law and the NYSE.

                  VOTING INFORMATION, SOLICITATION OF PROXIES
                  AND ADMISSION PROCEDURES FOR SPECIAL MEETING

     VOTING AND SOLICITATION INFORMATION. Enclosed for your convenience is a duplicate WHITE proxy. If you have not already voted on the WHITE proxy or would like to change your vote, please complete, sign, date and promptly return the enclosed WHITE proxy in the enclosed envelope. Voting your Shares by proxy does not prevent you from voting your Shares in person should you decide to attend the Special Meeting.

     IF YOU HAVE ALREADY RETURNED A WHITE PROXY CARD AND DO NOT WISH TO CHANGE YOUR VOTE, NO FURTHER ACTION IS REQUIRED.

     IF YOU WISH TO VOTE FOR THE PROPOSAL, YOU MUST DO SO ON THE WHITE PROXY AND NOT ON THE GOLD PROXY YOU HAVE RECEIVED FROM NORFOLK TO ENSURE THAT YOUR VOTE IN FAVOR OF THE PROPOSAL WILL BE PROPERLY RECORDED AT THE SPECIAL MEETING.

     See "Voting Information and Solicitation of Proxies" in the Original Proxy Statement for more information.

     ADMISSION PROCEDURES. It is important to follow the following instructions to be admitted to the Special Meeting.

          IF YOU ARE A REGISTERED HOLDER (you hold the physical certificate), a BLUE admission ticket is enclosed. Please present your BLUE admission ticket along with proof of identification at the Special Meeting.

          IF YOU HOLD YOUR SHARES THROUGH A BANK OR BROKER, please request from your representative a BLUE admission ticket. Please present the BLUE admission ticket along with proper identification including a statement from your bank or broker showing evidence of your ownership in Conrail at the Special Meeting.

          IF YOU ARE AN INSTITUTIONAL HOLDER, please notify Messrs. Conroy or Zuccarrelli of Conrail's Investor Relations Department at (215) 209-5592 or
     (215) 209-5323, respectively. They will place you on an attendance list and issue you a BLUE admission ticket.

     YOU MUST HAVE A BLUE ADMISSION TICKET TO BE ADMITTED TO THE SPECIAL
MEETING.

                  INFORMATION CONCERNING CERTAIN SHAREHOLDERS
                       AND CONRAIL OFFICERS AND DIRECTORS

     RECORD DATE AND OUTSTANDING SHARES. The close of business on December 5, 1996 (the "Record Date") continues to be the time for determining shareholders of record entitled to notice of, and to vote at the Special Meeting. As of the close of business on the Record Date, there were issued and outstanding 82,244,375 shares of Common Stock and 7,303,920 shares of ESOP Stock. This information updates, and corrects certain immaterial errors contained in, certain earlier disclosures made by Conrail in the Original Proxy Statement and in documents relating to the CSX Tender Offers and the Norfolk Offer relating to the number of outstanding shares of Common Stock and ESOP Stock as of certain prior dates. Accordingly, this section of the Supplement replaces in its entirety the corresponding section of the Original Proxy Statement.

     VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF. To Conrail's knowledge based on the latest publicly available information, the only persons (or "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), who, as of the Record Date (except as otherwise set forth below), owned beneficially more than 5% of any class of Conrail's voting securities are listed in the following table (which also lists the Employee Benefits Trust):

  TITLE OF                                               AMOUNT AND NATURE OF        PERCENT OF
    CLASS      NAME AND ADDRESS OF BENEFICIAL OWNER      BENEFICIAL OWNERSHIP          CLASS
-------------  -------------------------------------  ---------------------------    ----------
Common Stock   CSX Corporation                        17,860,124(1)                    21.7%
               One James Center
               801 East Cary Street
               Richmond, VA 23219
Common Stock   FMR Corp.                              7,621,404(2)                      9.3%
               82 Devonshire Street
               Boston, MA 02109
Common Stock   Wellington Management Company          4,119,510(3)                      5.0%
               75 State Street
               Boston, MA 02109
Common Stock   Mellon Bank, N.A.                      3,444,500,                        4.2%
               Suite 3346                             solely in its capacity as
               Pittsburgh, PA 15258                   trustee of the Employee
                                                      Benefits Trust(4)
ESOP Stock     Fidelity Management Trust Company      5,646,125,                       77.3%
               82 Devonshire Street                   solely in its capacity as
               Boston, MA 02109                       Trustee of the ESOP(5)

---------------

(1) Based on information set forth on the Amendment No. 10 to the Schedule 13D filed by CSX with the SEC on December 6, 1996. These Shares represent approximately 19.9% of Conrail's total voting securities as of the Record Date.

(2) Based on information set forth on the Schedule 13F filed by FMR Corp. ("FMR") with the SEC on November 15, 1996. Assuming that all these Shares owned by FMR were tendered pursuant to the First CSX Tender Offer, 23.45% of these Shares (or 1,787,219 Shares) would have been purchased by CSX prior to the Record Date and reflected in CSX's beneficial ownership set forth above. These Shares represent approximately 8.5% (or approximately 6.5% assuming FMR tendered all its Shares to CSX) of Conrail's total voting securities as of the Record Date.

(3) Based on information set forth on the Schedule 13F filed by Wellington Management Company ("Wellington") with the SEC on November 15, 1996. Assuming that all these Shares owned by Wellington were tendered pursuant to the First CSX Tender Offer, 23.45% of these Shares (or 966,025 Shares) would have been purchased by CSX prior to the Record Date and reflected in CSX's beneficial ownership set forth above. These Shares represent approximately 4.6% (or approximately 3.5% assuming Wellington tendered all its Shares to CSX) of Conrail's total voting securities as of the Record Date.

(4) These shares represent approximately 3.8% of Conrail's total voting securities as of the Record Date. The Employee Benefit Trust is listed for information purposes only and does not represent a beneficial owner of more than 5% of the Common Stock as of the Record Date.

(5) Shares of ESOP Stock are convertible into shares of Common Stock at any time on a share-for-share basis, subject to certain antidilution adjustments. As a result, ownership of shares of ESOP Stock is deemed to be ownership of an equal number of shares of Common Stock. These shares of ESOP Stock represent the unallocated shares of ESOP Stock contained in the ESOP. These shares, together with the 1,657,795 shares of ESOP Stock allocated to participants, constitute an aggregate of 7,303,920 shares of ESOP Stock, which aggregate represents approximately 8.2% of Conrail's total voting securities as of the Record Date.

     OWNERSHIP BY THE ESOP AND EMPLOYEE BENEFITS TRUST. As set forth in the table above, as of the Record Date, each of the ESOP and the Employee Benefits Trust owns Shares representing approximately 8.2% and 3.8%, respectively, of Conrail's total voting securities. As disclosed in the Original Proxy Statement, the ESOP and the Employee Benefits Trust tendered substantially all of their Shares, respectively, pursuant to the First CSX Tender Offer, and the Employee Benefits Trust, pursuant to its terms, used substantially all the proceeds it received from CSX pursuant to the First CSX Tender Offer to acquire 964,164 Shares in the market prior to the Record Date. To Conrail's knowledge, the ESOP, pursuant to the authority and fiduciary responsibility of the Trustee, did not use the proceeds it received from CSX pursuant to the First CSX Tender Offer to purchase Shares prior to the Record Date. As set forth in the Original Proxy Statement, Shares owned by the Employee Benefits Trust will be voted by the trustee thereof in the same manner and proportion as the shares of ESOP Stock for which valid instructions are received are instructed to be voted. The Trust Agreement governing the ESOP provides that proxies for Shares that have been allocated to individual participants pursuant to the ESOP will be voted in accordance with that participant's direction as set forth on the GREEN trustee instruction card that is enclosed herewith for participants. Participants cannot vote their shares of ESOP Stock or instruct the Trustee as to how to vote their shares of ESOP Stock by completing the enclosed WHITE proxy. The Trust Agreement also provides that all shares of ESOP Stock that have not been allocated to an individual participant, and all shares of ESOP Stock that have been so allocated but as to which no valid voting instructions have been received by the Trustee shall be voted in the same manner and proportion as are the shares of ESOP Stock for which valid instructions are received.

     OWNERSHIP BY MANAGEMENT OF VOTING SECURITIES. The following table sets forth the beneficial ownership, as of the Record Date, of Common Stock and ESOP Stock of each director, each of the six most highly compensated executive officers of Conrail, and all directors and executive officers as a group. Unless otherwise indicated, each such person has sole voting and investment power with respect to such shares of Common Stock and sole voting power with respect to such shares of ESOP Stock. The Trustee holds sole investment power with respect to all shares of ESOP Stock. As of the Record Date, all Conrail directors and executive officers as a group owned less than one percent (1%) of the aggregate outstanding Shares. To the best of Conrail's knowledge, its directors and executive officers intend to vote for the Proposal.

                                                                           AMOUNT           PERCENT
                   NAME OF INDIVIDUAL OR GROUP                       BENEFICIALLY OWNED     OF CLASS
-----------------------------------------------------------------    ------------------     --------
David M. LeVan...................................................           139,112(1)        *
Chairman of the Board of Directors, President and
Chief Executive Officer
H. Furlong Baldwin...............................................             2,000           *
Director
Claude S. Brinegar...............................................             1,000           *
Director
Daniel B. Burke..................................................             2,000           *
Director
Kathleen Foley Feldstein.........................................               700           *
Director
Roger S. Hilles..................................................             2,362           *
Director
E. Bradley Jones.................................................             1,000           *
Director
David B. Lewis...................................................               919           *
Director
John C. Marous...................................................               612           *
Director
Gail J. McGovern.................................................                 0           *
Director
Raymond T. Schuler...............................................             6,063           *
Director
David H. Swanson.................................................               449           *
Director
Bruce B. Wilson..................................................            28,695(1)        *
Senior Vice President-Law
Ronald J. Conway.................................................            34,665(1)        *
Senior Vice President-Operations
Timothy P. Dwyer.................................................            12,469(1)        *
Senior Vice President-Unit Trains Service Group
John P. Sammon...................................................            23,789(1)        *
Senior Vice President-CORE Service Group
George P. Turner.................................................            43,937(1)        *
Senior Vice President-Automotive Service Group
Executive Officers and Directors as a Group......................           574,851(2)        *

---------------

*   Less than one percent.

(1) For Messrs. LeVan, Wilson, Conway, Dwyer, Sammon and Turner, respectively, includes options exercisable within 60 days to acquire 98,896, 0, 27,375, 0, 18,125 and 34,232 shares of Common Stock and 1,931, 1,910, 1,868, 1,634,
     1,642 and 1,668 shares of ESOP Stock allocated to the accounts of each of the named officers under the ESOP. Shares of ESOP Stock are convertible into shares of Common Stock at any time on a share-for-share basis, subject to certain antidilution adjustments. As a result, ownership of shares of ESOP Stock is deemed to be ownership of an equal number of shares of Common Stock.

(2) Includes (x) options exercisable within 60 days to acquire 351,660 shares of Common Stock and (y) 35,405 shares of ESOP Stock allocated to the accounts of individual officers under the ESOP. This number also includes shares held by all officers of Consolidated Rail Corporation.

                            ------------------------

     Your vote is extremely important. As soon as possible, please complete and return the WHITE proxy (or GREEN trustee instruction card) in the enclosed postage paid return envelope, to ensure that your Shares will be voted at the Special Meeting. Any person giving a proxy as provided herein has the power to revoke it prior to its exercise, and shareholders who are present at the Special Meeting may then revoke such proxy and vote in person.

     Your Board of Directors recommends that you do not send in or complete the gold proxy from Norfolk. If you have already done so, you may revoke the gold proxy by completing and returning the WHITE proxy in the enclosed postage paid return envelope. Only your latest dated properly executed proxy will be counted. Those shareholders who have tendered their Shares to Norfolk can still vote those Shares by completing and returning the WHITE proxy.

     Shareholders who wish to vote in favor of the Proposal should do so by executing the WHITE proxy, and not by voting in favor of the Proposal on the gold proxy, to ensure that your vote will be recorded at the Special Meeting.

     YOU MUST PRESENT A BLUE ADMISSION TICKET TO BE ADMITTED TO THE SPECIAL MEETING.

     If you have any questions regarding the Special Meeting or the Proxy Statement (including this Supplement), require an additional copy of the Original Proxy Statement or the WHITE proxy or GREEN trustee instruction card or need assistance in voting your Shares or in obtaining a BLUE admission ticket for the Special Meeting, please call:

                             D.F. KING & CO., INC.
                           1-800-549-6746 (TOLL FREE)

December 24, 1996                         By Order of the Board of Directors

                                          /s/  James D. McGeehan

                                          James D. McGeehan
                                          Corporate Secretary

PROXY

                                 CONRAIL INC.

                        PROXY SOLICITED ON BEHALF OF THE
                  BOARD OF DIRECTORS OF CONRAIL INC. FOR THE
               SPECIAL MEETING OF SHAREHOLDERS, JANUARY 17, 1997

The undersigned hereby constitutes and appoints Timothy T. O'Toole and Bruce B. Wilson, and each or either of them, as true and lawful agents and proxies with full power of substitution in each to represent the undersigned at the Special Meeting of Shareholders of Conrail Inc. to be held on Friday, January 17, 1997, at 12:00 p.m., Eastern Standard Time, at The Main Auditorium at The Academy of Music, Broad and Locust Streets, Philadelphia, Pennsylvania, and at any adjournments thereof, on all matters coming before said meeting. A participant in the Consolidated Rail Corporation Matched Savings Plan (the "ESOP") desiring that Fidelity Management Trust Company, as trustee under the ESOP (the "Trustee"), vote shares of Conrail Inc. Series A ESOP Convertible Junior Preferred Stock ("ESOP Stock") allocated to such participant's account should so instruct the Trustee by completing the trustee instruction card that has been provided to ESOP participants for such purpose. ESOP participants cannot vote their shares of ESOP Stock or instruct the Trustee as to how to vote their shares of ESOP Stock by completing this proxy card.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICE BY MARKING THE APPROPRIATE BOX ON
THE REVERSE SIDE OF THIS PROXY CARD. IF YOU SIGN AND RETURN THIS PROXY CARD BUT DO NOT MARK ANY BOXES, YOUR SHARES WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PERSONS LISTED ABOVE CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS PROXY CARD.


                                                                  |SEE REVERSE|
                                                                  |    SIDE   |

                                                                         2570

[X] Please mark your
    vote as in this
    sample

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR:

                                                                                                  FOR     AGAINST    ABSTAIN
The Proposal to approve an amendment to Conrail Inc.'s Articles of Incorporation which would       [ ]       [ ]       [ ]
cause the provisions of Subchapter E of Chapter 25 of the Pennsylvania Business Corporation
Law of 1988, as amended, to no longer be applicable to Conrail Inc.


The Adjournment Proposal to adjourn the Special Meeting, if necessary, to permit further         [ ]       [ ]       [ ]
solicitation of proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve the foregoing Proposal.

                                                                                THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED
                                                                                IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED
                                                                                SHAREHOLDER. IF NO DIRECTION IS MADE WITH RESPECT
                                                                                TO THE VOTING OF SHARES, THIS PROXY WILL BE VOTED
                                                                                FOR THE PROPOSALS DESCRIBED ABOVE.

                                                                                PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
                                                                                PROMPTLY USING THE ENCLOSED POSTAGE PAID RETURN
                                                                                ENVELOPE

SIGNATURE(S)                            TITLE                   DATE
Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                                  CONRAIL INC.

                        SPECIAL MEETING ADMISSION TICKET
                              -------------------
                        SHAREHOLDER IDENTIFICATION CARD

     Special Meeting of Shareholders, Friday, January 17, 1997, 12:00 p.m.
                  The Main Auditorium at The Academy of Music
              Broad and Locust Streets, Philadelphia, Pennsylvania

             YOU MUST BRING THIS CARD TO BE ADMITTED TO THE MEETING

                  IT IS IMPORTANT TO FOLLOW THESE INSTRUCTIONS
                         TO BE ADMITTED TO THE MEETING

        IF YOU ARE A REGISTERED HOLDER (you hold the physical certificate), an admission ticket is enclosed. Please present your admission ticket along with proof of identification at the meeting.

        IF YOU HOLD YOUR SHARES THROUGH A BANK OR BROKER, please request from your representative an admission ticket. Please present the admission ticket along with proper identification including a statement from your bank or broker showing evidence of your ownership in Conrail Inc. at the meeting.

        IF YOU ARE AN INSTITUTIONAL HOLDER, please notify Messrs. Conroy or Zuccarrelli of Conrail's Investor Relations Department at (215) 209-5592 or
(215) 209-5323, respectively. They will place you on an attendance list and issue you an admission ticket.

        YOU MUST HAVE AN ADMISSION TICKET TO BE ADMITTED TO THE MEETING.

                                  CONRAIL INC.

                         INSTRUCTION CARD SOLICITED BY
                       FIDELITY MANAGEMENT TRUST COMPANY
           FOR THE SPECIAL MEETING OF SHAREHOLDERS, JANUARY 17, 1997
                  (ORIGINALLY SCHEDULED FOR NOVEMBER 14, 1996)

T    As a participant in the Consolidated Rail Corporation Matched Savings Plan
R    (the "Plan") whose Plan account has been credited with shares of Conrail
U    Inc. Series A ESOP Convertible Junior Preferred Stock ("ESOP Preferred
S    Shares") as of December 5, 1996, the undersigned hereby directs Fidelity
T    Management Trust Company, as trustee of the Plan (the "Trustee"), to vote
E    all such ESOP Preferred Shares at the Special Meeting of Shareholders of
E Conrail Inc. to be held on Friday, January 17, 1997, at 12:00 p.m., Eastern Standard Time, at The Main Auditorium at The Academy of Music, Broad and Locust Streets, Philadelphia, Pennsylvania, and at any adjournments
I    thereof, as designated on the reverse side of this Instruction Card. The
N    Trustee will vote the number of ESOP Preferred Shares credited to your Plan
S    account as of December 5, 1996, (or such other record date as may be
T    established by the Board of Directors of Conrail Inc.) as you instruct if
R    your executed Instruction Card is RECEIVED by Midnight, January 15, 1997,
U    at the address on the enclosed postage paid return envelope. The Trustee
C    makes no recommendation to Plan participants as to how ESOP Preferred
T    Shares credited to their Plan accounts should be voted. The voting
I    instructions of each Plan participant are confidential and will not be
O    revealed to the Company, or any proposed purchaser or their affiliates.
N
     If you do not sign and return this Instruction Card, or if you sign and return this Instruction Card but do not mark the boxes, ESOP Preferred
C    Shares credited to your Plan account will be voted by the Trustee, together
A    with unallocated ESOP Preferred Shares, in the same manner and proportion
R    as the shares of ESOP Preferred Shares credited to participants' accounts
D for which valid voting instructions are received, unless otherwise required by applicable law.
                                                            [SEE REVERSE
                                                                SIDE]

                                                                       2570

[X] Please mark your
    instructions as in
    this sample

                                                                                                  FOR     AGAINST    ABSTAIN
The Proposal to approve an amendment to Conrail Inc.'s Articles of Incorporation which would       [ ]       [ ]       [ ]
cause the provisions of Subchapter E of Chapter 25 of the Pennsylvania Business Corporation
Law of 1988, as amended, to no longer be applicable to Conrail Inc.


The Adjournment Proposal to adjourn the Special Meeting                                          [ ]       [ ]       [ ]


                                                                                THIS INSTRUCTION CARD WHEN PROPERLY EXECUTED WILL
                                                                                BE USED BY THE TRUSTEE TO DETERMINE HOW TO VOTE
                                                                                ESOP PREFERRED SHARES CREDITED TO THE ACCOUNT OF
                                                                                THE UNDERSIGNED PLAN PARTICIPANT AS DESCRIBED
                                                                                HEREIN, UNLESS OTHERWISE REQUIRED BY APPLICABLE
                                                                                LAW.

                                                                                PLEASE MARK, SIGN, DATE AND RETURN THIS INSTRUCTION
                                                                                CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID
                                                                                RETURN ENVELOPE

SIGNATURE(S)                            TITLE                   DATE
Note: Please sign exactly as name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                                      LOGO

                           LETTER TO PARTICIPANTS IN
                       THE CONSOLIDATED RAIL CORPORATION
                              MATCHED SAVINGS PLAN

                                                               December 24, 1996

     Re:  Consolidated Rail Corporation Matched Savings Plan (the "Plan")

Dear Plan Participant:

     Enclosed with this letter is a Proxy Statement Supplement prepared by Conrail Inc. (the "Company") in connection with the Special Meeting of the Shareholders of the Company, regarding a proposed amendment to the Company's Articles of Incorporation. The Special Meeting of Shareholders, originally scheduled for November 14, 1996, and rescheduled to December 23, 1996, is now scheduled for January 17, 1997.

     As a participant in the Plan, you are entitled to instruct Fidelity Management Trust Company ("Fidelity"), as Trustee of the trust established under the Plan, as to the manner in which the shares of Conrail Inc. Series A ESOP Convertible Junior Preferred Stock ("ESOP Preferred Shares") credited to your Plan account as of the record date, December 5, 1996, are to be voted. The Trust Agreement provides that Fidelity is to vote ESOP Preferred Shares credited to participant accounts in accordance with participant instructions. The Trust Agreement requires Fidelity to vote ESOP Preferred Shares credited to participant accounts for which Fidelity does not receive instructions, and ESOP Preferred Shares in the Plan not credited to participant accounts in proportion to the instructions received from participants. Fidelity must follow the terms of the Trust Agreement unless otherwise required by applicable law.

     Proxy solicitation materials prepared by the Company have previously been sent to you. In those materials the Company seeks to have shareholders vote for the proposed amendment. You have also been sent proxy solicitation materials prepared by Norfolk Southern Corporation seeking to have shareholders vote for the proposed amendment. If you have not received all of the proxy solicitation materials, please call Fidelity's Participant Services Group at 1-800-354-9727. You are strongly encouraged to read the enclosed materials and all other proxy solicitation materials carefully.

     The procedure for instructing Fidelity concerning how to vote ESOP Preferred Shares credited to your account was described in detail in the Fidelity letter dated November 7, 1996. Please call Fidelity's Participant Services Group at 1-800-354-9727 if you do not have a copy of that letter, or if you need additional information concerning the procedure for instructing Fidelity with respect to voting ESOP Preferred Shares credited to your account. Enclosed for your convenience is an additional Green Trustee Instruction Card and a return envelope. You must use the Green Trustee Instruction Card to instruct Fidelity with respect to the Special Meeting votes. You may use the enclosed card regardless of whether you intend to instruct Fidelity to vote for or against the proposals, or to abstain. In order to instruct Fidelity, you must send a properly completed, dated, and signed Green Trustee Instruction Form to Fidelity's tabulation agent, Corporate Election Services, at P.O. Box 1150, Pittsburgh, PA 15230-9954. DO NOT RETURN THE CARD TO FIDELITY. IT MUST BE MAILED TO FIDELITY'S TABULATION AGENT.

     The deadline for receipt of Green Trustee Instruction Forms by Fidelity's tabulation agent is Midnight on January 15, 1997. If you have previously sent a properly completed, dated, and signed Green Trustee Instruction Form to Fidelity's tabulation agent, it is not necessary to send another form, unless you wish to change your instructions to Fidelity. PLEASE NOTE THAT YOU CANNOT INSTRUCT FIDELITY CONCERNING THE VOTE BY TELEPHONE OR FACSIMILE (FAXES).

     If you have additional questions concerning the Conrail proxy solicitation, please call D.F. King at 1-800-549-6746. If you have additional questions concerning the Norfolk Southern Corporation proxy solicitation, please call Georgeson & Company, Inc. at 1-800-223-2064.

     FIDELITY MAKES NO RECOMMENDATION TO PLAN PARTICIPANTS AS TO HOW TO VOTE THEIR ESOP PREFERRED SHARES.

                                FIDELITY MANAGEMENT TRUST COMPANY,
                                as Trustee of the Consolidated Rail Corporation Matched Savings Plan